UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2025

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway
South Bend, Indiana	46628
(Address of principal executive offices)	(Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2025, Strawberry Fields REIT, Inc. (the “Company”) and its operating partnership, Strawberry Fields Realty LP, entered into Amendment No. 1 to At Market Issuance Sales Agreement (the “Amendment”) with B. Riley Securities, Inc., A.G.P./Alliance Global Partners, and Wedbush Securities Inc. The Amendment amends that certain At Market Issuance Sales Agreement dated July 11, 2024 (the “Agreement”) by adding Wedbush Securities Inc. to the group of Agents (as defined in the Agreement).

Contemporaneously with entering into the Amendment, the Company filed with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5), a Prospectus Supplement No. 1 (the “Supplement”) to the Company’s prospectus and base prospectus both dated July 25, 2024. The Supplement increases the size of the offering made pursuant to the Agreement and the Amendment to $50.0 million of shares of Company common stock.

The offering of the shares pursuant to the Agreement and the Amendment is made pursuant to the Company’s registration statement on Form S-3 (File No. 333-280766), filed by the Company with the SEC on July 25, 2024, the prospectus and base prospectus both dated July 25, 2024, and the Supplement filed by the Company with the SEC pursuant to Rule 424(b) on June 4, 2025.

The Company is filing as Exhibit 5.1 to this Form 8-K the opinion of Shapiro Sher Guinot & Sandler, P.A. regarding certain matters of Maryland law, including the validity of the shares offered.

The foregoing summary of the Amendment is qualified by reference to its full text, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Name
1.1	Amendment No. 1 to At Market Issuance Sales Agreement with B. Riley Securities, Inc., A.G.P./Alliance Global Partners, and Wedbush Securities Inc., dated June 4, 2025 (Exhibit 2 has been redacted)

5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.

23.1	Consent of Shapiro Sher Guinot & Sandler, P.A. (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAWBERRY FIELDS REIT, INC.

Date:	June 4, 2025

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman